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                                                                  EXHIBIT 10.24

                AMENDMENT NO. 1 TO MASTER SEPARATION AGREEMENT

   AMENDMENT NO. 1 TO MASTER SEPARATION AGREEMENT (this "Amendment"), dated as of November 20, 2002, by and between Plains Resources Inc., a Delaware corporation ("Plains"), and Plains Exploration & Production Company, a Delaware corporation (fka Plains Exploration & Production Company, L.P., a California limited partnership) ("Plains Exploration"). Undefined capitalized terms are defined in the Agreement (as defined below).

   WHEREAS, Plains and Plains Exploration & Production Company, L.P., a California limited partnership, entered into the Master Separation Agreement, dated as of July 3, 2002 (the "Agreement");

   WHEREAS, on September 18, 2002, Plains Exploration & Production Company, L.P., a California limited partnership, converted into Plains Exploration;

   WHEREAS, Plains and Plains Exploration desire to enter into this Amendment to reflect that the IPO will not occur before the Distribution;

   NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the Parties hereby agree as follows:

      1. Sections 2.3(a), 6.3, 7.1(b) and 9.9 of the Agreement are hereby amended by deleting the references therein to "IPO Closing Date" and replacing them with "Distribution Date."

      2. Section 7.3 of the Agreement is hereby amended by deleting the first sentence thereof.

      3. Effect on the Agreement. Except as specifically amended or waived by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The term "Agreement" used in the Agreement shall mean the Agreement as amended hereby.

      4. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

      5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.


                           [Signature Page Follows]

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   IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first written above.


                                  PLAINS RESOURCES INC.

                                  By:     /S/  TIMOTHY T. STEPHENS
                                      -----------------------------
                                      Name: Timothy T. Stephens
                                      Title: Executive Vice President
                                             and General Counsel


                                  PLAINS EXPLORATION & PRODUCTION
                                  COMPANY

                                  By:     /S/  TIMOTHY T. STEPHENS
                                      ------------------------------
                                      Name:  Timothy T. Stephens
                                      Title: Executive Vice President--
                                             Administration, Secretary and
                                             General Counsel

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